SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 5, 2005

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Juris-	(Commission	(I.R.S. Employer
diction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.                                              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 On December 8, 2005, deCODE genetics, Inc. (“deCODE”) received notification from its director Jean-Francois Formela, M.D., a partner at the Atlas Venture group of funds (“Atlas”), that he will resign from deCODE’s Board of Directors after nine years of service in order to devote sufficient time to a new Atlas fund. Dr. Formela’s resignation will be effective as of December 30, 2005.

(d)                                 On December 6, 2005,  deCODE’s Board of Directors elected Linda B. Buck as a Class I director to fill the vacancy left by the death of the late Sir John Vane and to serve until the 2008 annual meeting of stockholders.  At the time of this filing, Dr. Buck has not been named to serve on any committee of the Board and no determination about her future committee assignments has been made.

There is no arrangement or understanding between Dr. Buck and any other persons pursuant to which she was selected as a director.

Dr. Buck is not a party to any transactions with deCODE that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

Item 8.01  Other Events.

On December 5, 2005, deCODE genetics, Inc. issued the following press release:

“deCODE Files Universal Shelf Registration Statement

“Reykjavik, ICELAND, December 5, 2005 - deCODE genetics (Nasdaq:DCGN) today announced that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission for the issuance and sale from time to time of debt and equity securities either individually or in units, in one or more offerings, with a total value of up to $100 million. Any such securities will in each case be offered pursuant to a prospectus supplement that will describe the particular terms of the offering.

“A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of any such state.

“A written prospectus, when available, meeting the requirements of Section 10 of the

Securities Act of 1933, may be obtained by writing to Kristin Asgeirsdottir, deCODE genetics, Inc., Sturlugata 8, 101 Reykjavik, Iceland.

“About deCODE

deCODE is a biopharmaceutical company applying its discoveries in human genetics to the development of drugs for common diseases. deCODE is delivering on the promise of the new genetics.SM Visit us on the web at www.decode.com.

“Any statements contained in this presentation that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results, and the timing of events, to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, those relating to technology and product development, integration of acquired businesses, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on collaborative relationships, ability to obtain financing, competitive products, industry trends and other risks identified in deCODE’s filings with the Securities and Exchange Commission. deCODE undertakes no obligation to update or alter these forward-looking statements as a result of new information, future events or otherwise.”

On December 6, 2005, deCODE genetics, Inc. issued the following press release:

“deCODE Announces Appointment of Dr. Linda Buck to Board of Directors

“Reykjavik, ICELAND, December 6, 2005 – deCODE genetics (Nasdaq:DCGN) today announced that it has named Dr. Linda Buck to join its Board of Directors, effective immediately. Dr. Buck, who received a Nobel Prize in physiology or medicine in 2004 for her discoveries on the workings of the olfactory system, is Associate Director of the Basic Sciences Division at Fred Hutchinson Cancer Research Center in Seattle and is a Howard Hughes Medical Institute investigator. She also is an affiliate professor of physiology and biophysics at the University of Washington.

“It is a great pleasure to welcome Linda to our board,” said Kari Stefansson, CEO of deCODE. “Linda is recognized around the world as a pioneer in utilizing molecular biology for discovering a new understanding of complex biological systems, expertise that I believe will enable her to make a valuable contribution to our efforts to apply human genetics to make better medicine. As a former colleague I know how fortunate we are to have a scientist and person of Linda’s distinction join our board, and we look forward to working with her,” Stefansson said.

“Dr. Buck is the author of numerous scientific publications and the recipient of many honors and awards for her research. Prior to her current positions, Dr. Buck was a Professor of Neurobiology at Harvard Medical School. Dr. Buck holds BS degrees in psychology and microbiology from the University of Washington, and she received her

PhD in immunology from the University of Texas Southwestern Medical Center at Dallas.

“About deCODE

deCODE genetics (Nasdaq:DCGN) is a biopharmaceutical company applying its discoveries in human genetics to the development of drugs for common diseases. deCODE is a global leader in gene discovery — our population approach and resources have enabled us to isolate key genes contributing to major public health challenges from cardiovascular disease to cancer, genes that are providing us with drug targets rooted in the basic biology of disease. deCODE is also leveraging its expertise in human genetics and integrated drug discovery and development capabilities to offer innovative products and services in DNA-based diagnostics, bioinformatics, genotyping, structural biology, drug discovery and clinical development. deCODE is delivering on the promise of the new genetics.SM Visit us on the web at www.decode.com.

“Any statements contained in this presentation that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These risks and uncertainties include, among others, those relating to technology and product development, integration of acquired businesses, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on collaborative relationships, ability to obtain financing, competitive products, industry trends and other risks identified in deCODE’s filings with the Securities and Exchange Commission.  deCODE undertakes no obligation to update or alter these forward-looking statements as a result of new information, future events or otherwise”

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ Kari Stefansson
Kari Stefansson,
President, Chief Executive Officer

Dated: December 9, 2005